                                                                    EXHIBIT 99.1

                       [LETTERHEAD OF AMD APPEARS HERE]

                      AMD REPORTS SECOND QUARTER RESULTS

     SUNNYVALE, CA-JULY 14, 1999-AMD today reported that the one-time, after-tax gain from the sale of Vantis Corporation offset a substantial operating loss in the just-completed quarter. AMD reported sales of $595,109,000 and net income of $79,896,000, or $0.53 per diluted share, for the second quarter, ended June 27, 1999. The results reflected an operating loss of $173 million, a one-time, after-tax gain of $259 million from the sale of Vantis, the company's programmable logic subsidiary, and restructuring and other special charges of $17.5 million. Excluding the one-time gain from the sale of Vantis and the restructuring and other special charges would result in a net loss of $162 million, or $1.10 per share.

     Sales declined by 6 percent from the immediate-prior quarter, while increasing by 13 percent from the second quarter of 1998. The sale of Vantis was concluded on June 15, 1999, and therefore results from the second quarter include only 11 weeks of sales from Vantis Corporation. In the first quarter of 1999, AMD reported sales of $631,593,000, which resulted in a net loss of $128,367,000, or $0.88 per share, including restructuring and other special charges. In the second quarter of 1998, AMD reported sales of $526,538,000 and a net loss of $64,560,000, or $0.45 per share.

                                    -more-

     For the first six months of 1999, AMD reported total sales of $1,226,702,000 and a net loss of $48,471,000, or a loss of $0.33 per share, including the gain on the sale of Vantis and restructuring and other special charges. For the same period a year ago, AMD reported total sales of $1,067,394,000 and a net loss of $127,287,000, or $0.89 per share.

     As the company forecasted several weeks ago, AMD reported sales of 3.7 million AMD-K6(R) family processors, down from 4.3 million units in the immediate-prior quarter. Average selling prices for AMD-K6 family processors declined to $67 versus $78 in the first quarter of 1999.

     Sales from the company's non-microprocessor product lines increased by 16 percent from the immediate-prior quarter, led by strong sales of flash memory products, driven by demand from cellular telephone customers.

     "With the resumption of growth from our memory and communications product lines, AMD's challenge is clear," said W.J. Sanders III, chairman and chief executive officer. "In the face of Intel's intensifying aggression in the consumer sector of the PC market, where our AMD-K6-2 processor family with 3DNow!(R) technology has achieved substantial market share in both desktop and portable PCs, further gains in unit market share or revenue growth are unlikely.

     "The key to resuming growth and expanding margins is the recently introduced AMD Athlon(TM) processor. The world's first seventh-generation processor for Microsoft(R) Windows(R) computing is the highest-performance processor for PCs available today. Initial shipments of AMD Athlon processors, including 600-megahertz versions, commenced in June. We are encouraged by early customer reaction to the AMD Athlon processor," Sanders concluded.

Cautionary Statement

     This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally preceded by words such as "expects," "plans," "believes," "anticipates," or "intends." Investors are cautioned that all forward-looking

                                    -more-
statements in this release involve risks and uncertainty that could cause actual results to differ materially from current expectations. Forward-looking statements in this release regarding the AMD Athlon processor involve the risk that the company will not be able to produce the processor in the volume required by customers on a timely basis; that AMD and third parties may not provide timely infrastructure solutions (motherboards and chipsets) to support the processor; that the processor will not achieve customer and market acceptance; and that the company will not be able to maintain average selling prices because of Intel's competitive reaction to this new product. We urge investors to review in detail the risks and uncertainties detailed in the company's Securities and Exchange Commission filings, including the most recently filed Form-10K.

About AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces microprocessors, flash memories, and integrated circuits for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.5 billion in 1998. (NYSE:AMD).

                                     -30-

Visit AMD on the Web: Additional press releases and information about AMD and its products are available at www.amd.com.

AMD, the AMD logo, 3DNow, AMD Athlon and combinations thereof are trademarks, and the AMD-K6 is a registered trademark of Advanced Micro Devices, Inc. Microsoft and Windows are registered trademarks of Microsoft Corporation.

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                                        Quarter Ended                      Six Months Ended
                                                                         (Unaudited)                          (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                            June 27,      Mar. 28,     June 28,           June 27,    June 28,
                                                              1999          1999         1998               1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                                    $ 595,109    $ 631,593   $ 526,538         $1,226,702   $1,067,394

Cost of sales                                                  458,339      450,431     390,140            908,770      813,731
Research and development                                       167,278      159,946     139,158            327,224      267,278
Marketing, general and
    administrative                                             124,520      127,310     101,198            251,830      189,412
Restructuring and other
    special charges                                             17,514       15,016           -             32,530            -

---------------------------------------------------------------------------------------------------------------------------------
                                                               767,651      752,703     630,496          1,520,354    1,270,421

---------------------------------------------------------------------------------------------------------------------------------

Operating loss                                                (172,542)    (121,110)   (103,958)          (293,652)    (203,027)

Gain on sale of Vantis                                         432,059            -           -            432,059            -
Litigation settlement                                                -            -           -                  -      (11,500)
Interest income and other, net                                   7,252       10,768       8,518             18,020       14,099
Interest expense                                               (18,087)     (20,763)    (17,663)           (38,850)     (30,135)
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes
    and equity in joint venture                                248,682     (131,105)   (113,103)           117,577     (230,563)

Provision (benefit) for income taxes                           172,823       (5,473)    (44,110)           167,350      (91,107)

---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before equity
    in joint venture                                            75,859     (125,632)    (68,993)           (49,773)    (139,456)

Equity in net income (loss) of
    joint venture                                                4,037       (2,735)      4,433              1,302       12,169

---------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                            $  79,896    $(128,367)  $ (64,560)        $  (48,471)  $ (127,287)

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Net income (loss) per common share
-   Basic                                                        $0.54       $(0.88)     $(0.45)            $(0.33)      $(0.89)
-   Diluted                                                      $0.53       $(0.88)     $(0.45)            $(0.33)      $(0.89)

---------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
-   Basic                                                      146,947      145,909     143,462            146,428      142,983
-   Diluted                                                    149,540      145,909     143,462            146,428      142,983

---------------------------------------------------------------------------------------------------------------------------------

Advanced Micro Devices, Inc.
--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-tax FASL Investment Equity Loss (Income) in Operating Income
(Loss))
--------------------------------------------------------------------------------
(Thousands except per share amounts)

                                                                        Quarter Ended                      Six Months Ended
                                                                         (Unaudited)                   (Unaudited)   (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                            June 27,      Mar. 28,     June 28,           June 27,    June 28,
                                                              1999          1999         1998               1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                                    $ 595,109    $ 631,593   $ 526,538         $1,226,702   $1,067,394

Cost of sales                                                  458,339      450,431     390,140            908,770      813,731
Loss (income) from equity
    investment in FASL                                          (6,869)       4,636      (7,416)            (2,233)     (23,404)
Research and development                                       167,278      159,946     139,158            327,224      267,278
Marketing, general and
    administrative                                             124,520      127,310     101,198            251,830      189,412
Restructuring and other
    special charges                                             17,514       15,016           -             32,530            -

---------------------------------------------------------------------------------------------------------------------------------
                                                               760,782      757,339     623,080          1,518,121    1,247,017

---------------------------------------------------------------------------------------------------------------------------------

Operating loss                                                (165,673)    (125,746)    (96,542)          (291,419)    (179,623)

Gain on sale of Vantis                                         432,059            -           -            432,059            -
Litigation settlement                                                -            -           -                  -      (11,500)
Interest income and other, net                                   7,252       10,768       8,518             18,020       14,099
Interest expense                                               (18,087)     (20,763)    (17,663)           (38,850)     (30,135)
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                              255,551     (135,741)   (105,687)          (119,810)    (207,159)

Provision (benefit) for income taxes                           172,823       (5,473)    (44,110)           167,350      (91,107)
Provision (benefit) for taxes on
    equity loss (income) in FASL                                 2,832       (1,901)      2,983                931       11,235
---------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                            $  79,896    $(128,367)  $ (64,560)        $  (48,471)  $ (127,287)

---------------------------------------------------------------------------------------------------------------------------------

Net income (loss) per common share
    shares
-   Basic                                                        $0.54       $(0.88)     $(0.45)            $(0.33)      $(0.89)
-   Diluted                                                      $0.53       $(0.88)     $(0.45)            $(0.33)      $(0.89)

---------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
-   Basic                                                      146,947      145,909     143,462            146,428      142,983
-   Diluted                                                    149,540      145,909     143,462            146,428      142,983

---------------------------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity loss (income) of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)

                                                                                          June 27,                 Dec. 27,
                                                                                            1999                     1998
                                                                                         (Unaudited)               (Audited)
---------------------------------------------------------------------------------------------------------------------------------
Assets

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Current assets:
   Cash, cash equivalents and short-term investments                                     $  650,830               $  697,025
   Accounts receivable, net                                                                 320,755                  415,557
   Inventories                                                                              203,056                  175,075
   Deferred income taxes                                                                     49,827                  205,959
   Prepaid expenses and other current assets                                                 73,407                   68,411
---------------------------------------------------------------------------------------------------------------------------------

         Total current assets                                                             1,297,875                1,562,027

Property, plant and equipment, net                                                        2,538,119                2,268,468
Investment in joint venture                                                                 228,881                  236,820
Other assets                                                                                181,134                  185,653

---------------------------------------------------------------------------------------------------------------------------------

                                                                                         $4,246,009               $4,252,968
=================================================================================================================================

Liabilities and Stockholders' Equity

---------------------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                                                                $    5,762               $    6,017
   Accounts payable                                                                         300,538                  333,975
   Accrued compensation and benefits                                                         91,539                   80,334
   Accrued liabilities                                                                      161,789                  168,280
   Income tax payable                                                                        10,917                   22,026
   Deferred income on shipments to distributors                                              81,263                   84,523
   Current portion of long-term debt, capital
     lease obligations and other                                                            131,364                  145,564
---------------------------------------------------------------------------------------------------------------------------------

         Total current liabilities                                                          783,172                  840,719

Deferred income taxes                                                                        60,113                   34,784
Long-term debt, capital lease obligations and other,
  less current portion                                                                    1,440,563                1,372,416

Stockholders' equity:
   Capital stock:
     Common stock, par value                                                                  1,490                    1,465
   Capital in excess of par value                                                         1,102,723                1,071,591
   Retained earnings                                                                        913,700                  962,171
   Accumulated other comprehensive loss                                                     (55,752)                 (30,178)
---------------------------------------------------------------------------------------------------------------------------------

         Total stockholders' equity                                                       1,962,161                2,005,049

---------------------------------------------------------------------------------------------------------------------------------

                                                                                         $4,246,009               $4,252,968
=================================================================================================================================

                                      AMD
                            Selected Corporate Data
                                  (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

Segment Breakdown                           Q2      '99                  Q1       '99                  Q2    '98
-----------------
                                      % of Sales     Revenue        % of Sales     Revenue      % of Sales    Revenue
                                      ----------    ---------       ----------    ---------     ----------   ---------

------------------------------------------------------------------------------------------------------------------------------------
AMD segment:

      Computation Products Group            53         $317M               63        $395M            42       $220M

      Memory Group                          28          166M               20         126M            25        132M

      Communications Group                  12           70M               10          64M            23        123M

      Other                                  0            2M                0           0M             0          0M

Vantis segment:

      Vantis                                 7           40M                7          47M            10         52M

------------------------------------------------------------------------------------------------------------------------------------
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Other Data                                  Q2 '99                         Q1 '99                     Q2 '98
----------                                  ------                         ------                     ------

------------------------------------------------------------------------------------------------------------------------------------
Depreciation
and Amortization                             $128M                          $127M                      $113M

Capital Additions                             148M                           200M                       314M

Headcount                                   13,467                         13,803                     13,314

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International Sales                           58%                            58%                        48%